Guangzhou Haoyu Educational
Technology Company Limited

Condensed Financial Statements
For the three months ended
March 31, 2008 and 2007

Guangzhou Haoyu Educational Technology Company Limited
Condensed Financial Statements
Three months ended March 31, 2008 and 2007

Index to Condensed Financial Statements

Pages

Condensed Balance Sheets	2

Condensed Statements of Operations and Comprehensive Income	3

Condensed Statements of Cash Flows	3

Notes to Condensed Financial Statements	5 - 9

Guangzhou Haoyu Educational Technology Company Limited
Condensed Balance Sheets
(Stated in US Dollars)

	March 31,	December 31,
	2008	2007
	(Unaudited)	(Audited)
ASSETS
Current assets
Cash and cash equivalents	$35,758	$136,441
Trade receivables (Net of allowance for doubtful accounts
of $30,475 in 2008 and $29,259 in 2007)	483,094	550,046
Other receivables and prepayments	225,358	84,540
Inventories (Note 3)	280,837	415,522

Total current assets	1,025,047	1,186,549
Property, plant and equipment, net	79,603	76,613

Total assets	$1,104,650	$1,263,162

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Trade payables	$783	$641,689
Other payables and accrued expenses	155,837	132,788
Amount due to a director (Note 4)	83,126	189,087
Income tax payable	129,514	5,024

Total current liabilities	369,260	968,588

TOTAL LIABILITIES	369,260	968,588

COMMITMENTS AND CONTINGENCIES (Note 5)

STOCKHOLDERS’ EQUITY
Registered and paid-up capital: RMB1,000,000	120,801	120,801
Statutory and other reserves	42,468	42,468
Accumulated other comprehensive income	66,704	45,292
Retained earnings	505,417	86,013

TOTAL STOCKHOLDERS’ EQUITY	735,390	294,574

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,104,650	1,263,162

See the accompanying notes to condensed financial statements

Guangzhou Haoyu Educational Technology Company Limited
Condensed Statements of Operations and Comprehensive Income
(Unaudited)
(Stated in US Dollars)

	Three months ended March 31,
	2008	2007

Sales	$1,002,654	$128,936
Cost of goods sold	(496,021)	(76,650)

Gross profit	506,633	52,286

Operating expenses
General and administrative expenses	49,400	23,667
Research and development expenses	17,076	22,488
Selling expenses	15,624	14,624

Total operating expenses	82,100	60,779

Net operating income (loss)	424,533	(8,493)

Other income
Subsidy income from the PRC authorities for general operations	97,261	27,693
Interest income	164	43
Other income	18,174	-

	115,599	27,736

Income before income taxes	540,132	19,243
Income taxes (Note 6)	(120,728)	(9,062)

Net income	$419,404	$10,181

Other comprehensive income
Foreign currency translation adjustments	21,412	3,862

Total comprehensive income	$440,816	$14,043

See the accompanying notes to condensed financial statements

Guangzhou Haoyu Educational Technology Company Limited
Condensed Statements of Cash Flows
(Unaudited)
(Stated in US Dollars)

	Three months ended March 31,
	2008	2007
Cash flows from operating activities

Net income	$419,404	$10,181
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Depreciation	8,086	6,951
Changes in operating assets and liabilities:
Trade receivables	87,895	30,416
Other receivables and prepayments	(134,367)	(36,208)
Inventories	148,708	(49,035)
Trade payables	(653,301)	799
Other payables and accrued expenses	18,049	(60,873)
Income tax payable	120,729	9,062

Net cash flows provided by (used in) operating activities	15,203	(88,707)

Cash flows from investing activities

Payment to acquire property, plant and equipment	(7,895)	(2,982)

Net cash flows used in investing activities	(7,895)	(2,982)

Cash flows from financing activities

(Repayment to) advances from a director	(111,386)	49,927

Net cash flows (used in) provided by financing activities	(111,386)	49,927

Effect of foreign currency translation on cash and cash equivalents	3,395	460

Net decrease in cash and cash equivalents	(100,683)	(41,302)

Cash and cash equivalents - beginning of period	136,441	63,065

Cash and cash equivalents - end of period	$35,758	$21,763

Supplemental disclosures for cash flow information:
Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

See the accompanying notes to condensed financial statements

Guangzhou Haoyu Educational Technology Company Limited
Notes to Condensed Financial Statements

1.	Corporate information and description of business

Guangzhou Haoyu Educational Technology Company Limited (the “Company”) was established in the People’s Republic of China (the “PRC”) on March 27, 2001.

The Company is a high-tech company specialized in the research and development of educational products and technology application.  It is located in the Guangzhou Province of the PRC with three manufacture bases for research and development purpose.

The educational software developed by the Company is in conformity to the new educational purpose.  The software uses the advanced technology of data collection, sensor and wireless control and video image with handy appearance, which can virtually upload the live experiment and analyze the information collected.  Teachers and students can have the experiments done automatically instead of the traditional method by hand.

The Company also engages in the trading of hardware and computer products such as monitors and computer notebooks.

2.           Summary of significant accounting policies

Basis of presentation

The accompanying condensed financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information.  Accordingly, they do not include all the information and notes necessary for comprehensive financial statements.

In the opinion of the management of the Company, all adjustments, which are of a normal recurring nature, necessary for a fair statement of the results for the three-month periods have been made.  Results for the interim periods presented are not necessarily indicative of the results that might be expected for the entire fiscal year.  These condensed financial statements should be read in conjunction with the financial statements and the notes thereto for each of the two years in the period ended December 31, 2007.

Use of estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods.  These accounts and estimates include, but are not limited to, the valuation of trade receivables, other receivables, inventories, warranty reserve, deferred income taxes and the estimation on useful lives of property, plant and equipment.  Actual results could differ from these estimates.

Guangzhou Haoyu Educational Technology Company Limited
Notes to Condensed Financial Statements

2.           Summary of significant accounting policies (Cont’d)

Revenue recognition

Revenue from sales of the Company’s products is recognized when the significant risks and rewards of ownership have been transferred to the customers at the time when the products are delivered to and accepted by them, the sales price is fixed or determinable and collection is reasonably assured.

Concentrations of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents, and trade and other receivables.  As of March 31, 2008 and December 31, 2007, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in the PRC, which management believes are of high credit quality.  With respect to trade receivables, the Company extends credit based on an evaluation of the customer’s financial condition.  The Company generally does not require collateral for trade and other receivables and maintains an allowance for doubtful accounts of trade and other receivables.

Allowance for doubtful accounts

The Company establishes an allowance for doubtful accounts based on management’s assessment of the collectibility of trade receivables.  A considerable amount of judgment is required in assessing the amount of the allowance.  The Company considers the historical level of credit losses and applies percentages to aged receivables categories.  The Company makes judgments about the creditworthiness of each customer based on ongoing credit evaluations, and monitors current economic trends that might impact the level of credit losses in the future.  If the financial condition of the customers were to deteriorate, resulting in their inability to make payments, a larger allowance may be required.

Based on the above assessment, during the reporting periods, the management establishes the general provisioning policy to make allowance equivalent to 5% of gross amount of trade receivables due from 1 to 2 years, 10% of gross amount of trade receivables due from 2 to 3 years and 15% of gross amount of trade receivables due over 3 years.  Additional specific provision is made against trade receivables to the extent which they are considered to be doubtful.

Bad debts are written off when identified.  The Company does not accrue interest on trade receivables.

Historically, losses from uncollectible accounts have not significantly deviated from the general allowance estimated by the management and no significant additional bad debts have been written off directly to the profit and loss.  This general provisioning policy has not changed in the past since establishment and the management considers that the aforementioned general provisioning policy is adequate and not too excessive and does not expect to change this established policy in the near future.

Guangzhou Haoyu Educational Technology Company Limited
Notes to Condensed Financial Statements

2.           Summary of significant accounting policies (Cont’d)

Inventories

Inventories are stated at the lower of cost or market.  Cost is determined on a first in first out basis and includes all expenditures incurred in bringing the goods to the point of sale and putting them in a saleable condition.  In case of manufacturing inventories, cost includes an appropriate share of production overheads based on normal operating capacity.  In assessing the ultimate realization of inventories, the management makes judgments as to future demand requirements compared to current or committed inventory levels.  The Company estimates the demand requirements based on market conditions, forecasts prepared by its customers, sales contracts and orders in hand.

In addition, the Company estimates net realizable value based on intended use, current market value and inventory ageing analyses.  The Company writes down the inventories for estimated obsolescence or unmarketable inventories equal to the difference between the cost of inventories and the estimated market value based upon assumptions about future demand and market conditions.

Based on the above assessment, the Company establishes a general policy to make a 10% provision for inventories aged over 1 to 2 years, a 25% provision for inventories aged over 2 to 3 years and a 35% provision for inventories aged over 3 years.

Government grant

Subsidy income for both reporting periods represents refund of value-added tax from State Administration of Taxation for the sales of software products and is recognized in the statements of income and comprehensive income when the income is received.

Warranty

The Company maintains a policy of providing after sales support for certain products by way of a warranty program. The Company provided 3 years warranties for the software products to certain customers.  Further, the relevant customers are allowed to defer the settlement of certain percentage (normally 5%) of the billed amount for certain period of time (normally one year) after acceptance of the Company’s products under the warranty program.  As of March 31, 2008 and December 31, 2007, such receivables amounted to $37,597 and $14,035 respectively and are included in trade receivables.

Since the aforementioned products were well developed, the Company did not encounter any claims from such customers.  Accordingly, the Company did not maintain a warranty reserve during the reporting periods.  However, the Company will periodically assess the estimation of its warranty liability and recognize the reserve when necessary based on the actual experience.

Recently issued accounting pronouncements

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards (“SFAS”) No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment to FASB Statement No. 133". SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged.  The management is in the process of evaluating the impact that SFAS 160 will have on the Company’s financial statements upon adoption.

In December 2007, the FASB issued SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51”. SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance will become effective for the fiscal year beginning after December 15, 2008. The management is in the process of evaluating the impact that SFAS 160 will have on the Company’s financial statements upon adoption.

In December 2007, the FASB issued SFAS No. 141 (Revised) “Business Combinations”. SFAS 141 (Revised) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. The statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance will become effective for the fiscal year beginning after December 15, 2008. The management is in the process of evaluating the impact that SFAS 141 (Revised) will have on the Company’s financial statements upon adoption.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS 159”).  SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value.  Entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date.  The fair value option may be elected on an instrument-by-instrument basis, with few exceptions.  SFAS 159 also establishes presentation and disclosure requirements to facilitate comparisons between companies that choose different measurement attributes for similar assets and liabilities.  The requirements of SFAS 159 are effective for our fiscal year beginning January 1, 2008.  The adoption of this statement has no material effect on the Company's financial statements.

Guangzhou Haoyu Educational Technology Company Limited
Notes to Condensed Financial Statements

2.           Summary of significant accounting policies (Cont’d)

Recently issued accounting pronouncements (cont’d)

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”.  SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepting accounting principles in the United States.  This statement will be become effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411 “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”.  The management does not expect the adoption of this statement will have any material effect on the Company’s financial statements.

3.	Inventories	March 31,	December 31,
		2008	2007
		(Unaudited)	(Audited)

	Raw materials	$17,322	$20,041
	Finished goods	306,670	436,914

		323,992	456,955
	Provision for obsolete inventories	(43,155)	(41,433)

		$280,837	$415,522

4.           Amount due to a director

The amount is interest-free, unsecured and repayable when the Company is in a position to do so.

5.           Commitments and contingencies

The Company had no commitments or contingencies as of March 31, 2008 and 2007.

6.           Income taxes

Commencing from the fiscal year 2008, the Company is subject to the PRC Enterprise Income Tax (“EIT”) at the statutory rate of 25% (under the new law as detailed below) on the profits as reported in the Company’s PRC statutory financial statements as adjusted by profit and loss items that are not taxable or deductible.

PRC’s legislative body, the National People’s Congress, adopted the unified EIT Law on March 16, 2007. This new tax law replaces the existing separate income tax laws for domestic enterprises and foreign-invested enterprises and became effective on January 1, 2008. Under the new tax law, a unified income tax rate is set at 25% for both domestic enterprises and foreign-invested enterprises. However, there will be a transition period for enterprises, whether foreign-invested or domestic, that are currently receiving preferential tax treatments granted by relevant tax authorities. Enterprises that are subject to an enterprise income tax rate lower than 25% may continue to enjoy the lower rate and will transit into the new tax rate over a five year period beginning on the effective date of the EIT Law. Enterprises that are currently entitled to exemptions for a fixed term may continue to enjoy such treatment until the exemption term expires. Preferential tax treatments may continue to be granted to industries and projects that qualify for such preferential treatments under the new law.

Income taxes in the statements of income and comprehensive income for the reporting periods represent provision for EIT for the Company’s continuing operations in the PRC.

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  This interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach.  The Company adopted FIN 48 on January 1, 2007.  The management evaluated the Company’s tax positions and considered that no additional provision for uncertainty in income taxes is necessary as of March 31, 2008.

7.           Earnings per share

The basic and diluted income per share are not presented because the Company’s capital stock is not divided into shares.  Also, the Company had no dilutive instruments as of March 31, 2008 and December 31, 2007.

8.           Defined contribution plan

The Company has a defined contribution plan for all qualified employees in the PRC.  The employer and its employees are each required to make contributions to the plan at the rates specified in the plan.  The only obligation of the Company with respect to retirement scheme is to make the required contributions under the plan.  No forfeited contribution is available to reduce the contribution payable in the future years.  The defined contribution plan contributions were charged to the condensed statements of income.  The Company contributed $3,676 and $3,130 for the three months ended March 31, 2008 and 2007 respectively.

9.           Related party transactions

Apart from the transaction as disclosed in note 4 to the condensed financial statements, the Company had no other material transactions carried out with its related parties during the reporting periods.

Guangzhou Haoyu Educational Technology Company Limited
Notes to Condensed Financial Statements

10.           Segment information

The Company uses the “management approach” in determining reportable operating segments.  The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments.  Management, including the chief operating decision maker, reviews operating results solely by monthly revenue of hardware and software and the overall operating results of the Company.  The revenue of hardware and software for the reporting periods is as follows :-

	Hardware Three months ended March 31, (Unaudited)		Software Three months ended March 31, (Unaudited)		Total Three months ended March 31, (Unaudited)
	2008	2007	2008	2007	2008	2007

Revenue from external customers	$418,835	$76,850	$583,819	$52,086	$1,002,654	$128,936

All of the Company’s long-lived assets and customers are located in the PRC.

11.	Subsequent event

On March 1, 2008, the Company’s sole stockholder entered in an agreement with ADDE Education Hldgs Limited (“ADDE”) to dispose of his entire interest in the Company to ADDE (the “Transfer”) at consideration of RMB1 million.  The Transfer has been approved by the government bureau in May 2008 and the Company will be re-registered as a wholly foreign owned enterprise upon the payment of consideration of RMB1 million.  As of the latest practicable date before the issue of this report, ADDE has not yet paid for the consideration.

ADDE is a corporation organized under the laws of Hong Kong Special Administrative Region of the PRC and wholly owned by the spouse of the Company’s sole stockholder.  On March 4, 2008, ADDE and Envirosafe Corporation (“EVSF”) executed a Plan of Exchange between and among EVSF, ADDE, the shareholders of ADDE and the majority shareholder of EVSF, under which ADDE will become a wholly-owned subsidiary of EVSF after the consummation.  EVSF is a company incorporated in Delaware with its shares traded on the OTC Bulletin Board of the United States of America.

Guangzhou Haoyu Educational Technology Company Limited

Financial Statements
For each of the two years in the period ended
December 31, 2007

Guangzhou Haoyu Educational Technology Company Limited

Financial Statements
For each of the two years in the period ended December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Sole Director and Stockholders of
Guangzhou Haoyu Educational Technology Company Limited

We have audited the accompanying balance sheets of Guangzhou Haoyu Educational Technology Company Limited (the “Company”) as of December 31, 2007 and 2006, and the related statements of operations and comprehensive loss, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

PKF
Certified Public Accountants
Hong Kong, China
June 30, 2008

Guangzhou Haoyu Educational Technology Company Limited
Balance Sheets
(Stated in US Dollars)

	As of December 31,
	2007	2006
ASSETS

Current assets:
Cash and cash equivalents	$136,441	$63,065
Trade receivables (Note 3)	550,046	89,544
Other receivables and prepayments (Note 4)	84,540	17,882
Inventories (Note 5)	415,522	298,352

Total current assets	1,186,549	468,843
Property, plant and equipment, net (Note 6)	76,613	92,543

Total assets	$1,263,162	$561,386

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$641,689	$25
Other payables and accrued expenses (Note 7)	132,788	118,804
Amount due to a director (Note 8)	189,087	56,284
Income tax payable	5,024	-

Total current liabilities	968,588	175,113

COMMITMENTS AND CONTINGENCIES (Note 13)

STOCKHOLDERS’ EQUITY

Registered and paid-up capital RMB1,000,000 (Note 9)	120,801	120,801
Statutory and other reserves (Note 10)	50,803	48,534
Accumulated other comprehensive income	45,292	23,413
Retained earnings	77,678	193,525

Total stockholders’ equity	294,574	386,273

Total liabilities and stockholders’ equity	$1,263,162	$561,386

The accompanying notes are an integral part of these financial statements

Guangzhou Haoyu Educational Technology Company Limited
Statements of Operations and Comprehensive Loss
(Stated in US Dollars)

	Year ended December 31,
	2007	2006

Sales (Note 2)	$1,056,602	$475,721
Cost of goods sold	(845,611)	(204,406)

Gross profit	210,991	271,315

Operating expenses
General and administrative expenses	140,639	77,912
Research and development expenses	121,346	237,502
Selling expenses	104,561	58,696

Total operating expenses	366,546	374,110

Net operating loss	(155,555)	(102,795)

Other income
Subsidy income from the PRC authorities for general operations	39,847	40,129
Interest income	130	193
Other income	6,823	6,264

Total other income	46,800	46,586

Income before income taxes	(108,755)	(56,209)
Income taxes (Note 11)	(4,823)	(4,208)

Net loss	$(113,578)	$(60,417)

Other comprehensive income
Foreign currency translation adjustment	21,879	12,929

Total comprehensive loss	$(91,699)	$(47,488)

The accompanying notes are an integral part of these financial statements

Guangzhou Haoyu Educational Technology Company Limited
Statements of Stockholders’ Equity
(Stated in US Dollars)

			Accumulated
		Statutory	other
		and other	comprehensive	Retained
	Capital	reserves	income	earnings	Total

Balance, January 1, 2006	$120,801	$46,611	$10,484	$255,865	$433,761
Net loss	-	-	-	(60,417)	(60,417)
Foreign currency translation
adjustments	-	-	12,929	-	12,929
Appropriation to reserves	-	1,923	-	(1,923)	-

Balance, December 31, 2006	120,801	48,534	23,413	193,525	386,273
Net loss	-	-	-	(113,578)	(113,578)
Foreign currency translation
adjustments	-	-	21,879	-	21,879
Appropriation to reserves	-	2,269	-	(2,269)	-

Balance, December 31, 2007	$120,801	$50,803	$45,292	$77,678	$294,574

The accompanying notes are an integral part of these financial statements

Guangzhou Haoyu Educational Technology Company Limited
Statements of Cash Flows
(Stated in US Dollars)

	Year ended December 31
	2007	2006
Cash flows from operating activities

Net loss	$(113,578)	$(60,417)
Adjustments to reconcile net loss to net cash used in
operating activities:
Depreciation	28,884	26,316
Provision for doubtful debts	28,094	-
Provision for obsolete inventories	24,510	14,576
Changes in operating assets and liabilities:
Trade receivables	(464,355)	9,116
Other receivables and prepayments	(62,824)	21,560
Inventories	(117,300)	(90,315)
Trade payables	616,129	(51,968)
Other payables and accrued expenses	5,577	101,040
Income tax payable	4,824	1,746

Net cash flows used in operating activities	(50,039)	(28,346)

Cash flows from investing activities

Payments to acquire property, plant and equipment	(7,471)	(7,325)

Net cash flows used in investing activities	(7,471)	(7,325)

Cash flows from financing activities

Advances from a director	123,799	55,125

Net cash flows provided by financing activities	123,799	55,125

Effect of foreign currency translation on cash and cash equivalents	7,087	1,779

Net increase in cash and cash equivalents	73,376	21,233

Cash and cash equivalents - beginning of year	63,065	41,832

Cash and cash equivalents - end of year	$136,441	$63,065

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$-	$-
Income taxes	$-	$5,859

The accompanying notes are an integral part of these financial statements

Guangzhou Haoyu Educational Technology Company Limited
Notes to Financial Statements

1.	Corporate information and description of business

Guangzhou Haoyu Educational Technology Co. Limited (the “Company”) was established in the People’s Republic of China (the “PRC”) on March 27, 2001.

The Company is a high-tech company specialized in the research and development of educational products and technology application.  It is located in the Guangzhou Province of the PRC with three manufacture bases for research and development purpose.

The educational software developed by the Company is in conformity to the new educational purpose.  The software uses the advanced technology of data collection, sensor and wireless control and video image with handy appearance, which can virtually upload the live experiment and analyze the information collected.  Teachers and students can have the experiments done automatically instead of the traditional method by hand.

The Company also engages in the trading of hardware and computer products such as monitors and computer notebooks.

2.           Summary of significant accounting policies

Basis of presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America.

Use of estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods.  These accounts and estimates include, but are not limited to, the valuation of trade receivables, other receivables, inventories, warranty reserve, deferred income taxes and the estimation on useful lives of property, plant and equipment.  Actual results could differ from these estimates.

Concentrations of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents, and trade and other receivables.  As of December 31, 2007 and 2006, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in the PRC, which management believes are of high credit quality.  With respect to trade receivables, the Company extends credit based on an evaluation of the customer’s financial condition.  The Company generally does not require collateral for trade and other receivables and maintains an allowance for doubtful accounts of trade and other receivables.

Cash and cash equivalents

Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less.  As of December 31, 2007 and 2006, almost all the cash and cash equivalents were denominated in Renminbi (“RMB”) and were placed with banks in the PRC.  They are not freely convertible into foreign currencies and the remittance of these funds out of the PRC is subject to exchange control restrictions imposed by the PRC government.

Allowance for doubtful accounts

The Company establishes an allowance for doubtful accounts based on management’s assessment of the collectibility of trade receivables.  A considerable amount of judgment is required in assessing the amount of the allowance.  The Company considers the historical level of credit losses and applies percentages to aged receivables categories.  The Company makes judgments about the creditworthiness of each customer based on ongoing credit evaluations, and monitors current economic trends that might impact the level of credit losses in the future.  If the financial condition of the customers were to deteriorate, resulting in their inability to make payments, a larger allowance may be required.

Based on the above assessment, during the reporting periods, the management establishes the general provisioning policy to make allowance equivalent to 5% of gross amount of trade receivables due from 1 to 2 years, 10% of gross amount of trade receivables due from 2 to 3 years and 15% of gross amount of trade receivables due over 3 years.  Additional specific provision is made against trade receivables to the extent which they are considered to be doubtful.

Bad debts are written off when identified.  The Company does not accrue interest on trade receivables.

Historically, losses from uncollectible accounts have not significantly deviated from the general allowance estimated by the management and no significant additional bad debts have been written off directly to the profit and loss.  This general provisioning policy has not changed in the past since establishment and the management considers that the aforementioned general provisioning policy is adequate and not too excessive and does not expect to change this established policy in the near future.

Guangzhou Haoyu Educational Technology Company Limited
Notes to Financial Statements

2.           Summary of significant accounting policies (Cont’d)

Inventories

Inventories are stated at the lower of cost or market.  Cost is determined on a first in first out basis and includes all expenditures incurred in bringing the goods to the point of sale and putting them in a saleable condition.  In case of manufacturing inventories, cost includes an appropriate share of production overheads based on normal operating capacity.  In assessing the ultimate realization of inventories, the management makes judgments as to future demand requirements compared to current or committed inventory levels.  The Company estimates the demand requirements based on market conditions, forecasts prepared by its customers, sales contracts and orders in hand.

In addition, the Company estimates net realizable value based on intended use, current market value and inventory ageing analyses.  The Company writes down the inventories for estimated obsolescence or unmarketable inventories equal to the difference between the cost of inventories and the estimated market value based upon assumptions about future demand and market conditions.

Based on the above assessment, the Company establishes a general policy to make a 10% provision for inventories aged over 1 to 2 years, a 25% provision for inventories aged over 2 to 3 years and a 35% provision for inventories aged over 3 years.

Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation.  Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use.

Depreciation is provided on a straight-line basis over the estimated useful lives of property, plant and equipment at an annual rate of 20% with a residual value of 5%.

Maintenance or repairs are charged to expense as incurred.  Upon sale or disposition, the applicable amounts of asset cost and accumulated depreciation are removed from the accounts and the net amount less proceeds from disposal is charged or credited to income.

Impairment of long-lived assets

Long-lived assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.  The Company recognizes an impairment of long-lived assets in the event that the net book values of such assets exceed the future undiscounted cashflows attributable to such assets.  During the reporting periods, the Company has not identified any indicators that would require testing for impairment.

Revenue recognition

Revenue from sales of the Company’s products is recognized when the significant risks and rewards of ownership have been transferred to the customers at the time when the products are delivered to and accepted by them, the sales price is fixed or determinable and collection is reasonably assured.

Government grant

Subsidy income for each of the two years in the period ended December 31, 2007 represents refund of value-added tax from State Administration of Taxation for the sales of software products and is recognized in the statements of operations and comprehensive loss when the income is received.

Advertising, shipping and handling cost, research and development expenses

Advertising, shipping and handling cost and other product-related costs are charged to expense as incurred.

Advertising expenses amounting to $26,872 and $24,664 for the two years ended December 31, 2007 and 2006 respectively are included in selling expenses.

Shipping and handling cost amounting to $175 and $121 for the two years ended December 31, 2007 and 2006 respectively are included in selling expenses.

Research and development include cost of raw materials consumed, testing expenses, salaries and other costs incurred for research and development of potential new products.  They are expensed when incurred.

Warranty

The Company maintains a policy of providing after sales support for certain products by way of a warranty program. The Company provided 3 years warranties for the software products to certain customers.  Further, the relevant customers are allowed to defer the settlement of certain percentage (normally 5%) of the billed amount for certain period of time (normally one year) after acceptance of the Company’s products under the warranty program.  As of December 31, 2007 and 2006, such receivables amounted to $14,035 and $12,066 respectively and are included in trade receivables.

Since the aforementioned products were well developed, the Company did not encounter any claims from such customers.  Accordingly, the Company did not maintain a warranty reserve during the reporting periods.  However, the Company will periodically assess the estimation of its warranty liability and recognize the reserve when necessary based on the actual experience.

Cost of goods sold

Cost of goods sold consists primarily of costs of raw materials and hardware, and other costs directly attributable to the production of products.  Write-down of inventories to lower of cost or market is also recorded in cost of goods sold.

Selling expenses

Selling expenses mainly consist of advertising, entertainment, salaries, shipping and handling cost and traveling expense which are incurred during the selling activities.

Guangzhou Haoyu Educational Technology Company Limited
Notes to Financial Statements

2.           Summary of significant accounting policies (Cont’d)

General and administrative expenses

General and administrative expenses consist of rent paid, office expenses, depreciation, staff welfare, utilities, labor protection and salaries which are incurred at the administrative level.

Income taxes

The Company uses the asset and liability method of accounting for income taxes pursuant to SFAS No. 109 “Accounting for Income Taxes”.  Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Comprehensive loss

The Company has adopted SFAS 130, “Reporting Comprehensive Income”, which establishes standards for reporting and display of comprehensive loss, its components and accumulated balances.  Components of comprehensive loss include net loss and foreign currency translation adjustments.

Foreign currency translation

The functional currency of the Company is the Renminbi (“RMB”) and RMB is not freely convertible into foreign currencies.  The Company maintains its financial statements in the functional currency.  Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet date.  Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net loss  for the respective periods.

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars.  Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates.  Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of  equity.  The exchange rates in effect as of December 31, 2007 and 2006 were RMB1 for $0.1367 and $0.1279 respectively.  The average exchange rates for the two years ended December 31, 2007 and 2006 were RMB1 for $0.1312 and $0.1253 respectively.  There is no significant fluctuation in exchange rate for the conversion of RMB to US dollars after the balance sheet date.

Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Off-balance sheet arrangements

The Company does not have any off-balance sheet arrangements.

Fair value of financial instruments

The carrying values of the Company’s financial instruments, including cash and cash equivalents, trade and other receivables, trade payables, accrued expenses and amount due to a director approximate their fair values due to the short-term maturity of such instruments.

It is management’s opinion that the Company is not exposed to significant price, credit, foreign currency or interest rate risks arising from these financial instruments.

Recently issued accounting pronouncements

SFAS No. 157 “Fair Value Measurement”

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurement” (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  This Statement shall be effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including any financial statements for an interim period within that fiscal year.  The provisions of this statement should be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied, except in some circumstances where the statement shall be applied retrospectively.  The Company is in the process of evaluating this guidance and therefore has not yet determined the impact that SFAS 157 will have on its financial statements upon adoption.

SFAS No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115”

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS 159”).  SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value.  Entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date.  The fair value option may be elected on an instrument-by-instrument basis, with few exceptions.  SFAS 159 also establishes presentation and disclosure requirements to facilitate comparisons between companies that choose different measurement attributes for similar assets and liabilities.  The requirements of SFAS 159 are effective for our fiscal year beginning January 1, 2008.  The Company is in the process of evaluating this guidance and therefore has not yet determined the impact that SFAS 159 will have on its financial statements upon adoption.

Guangzhou Haoyu Educational Technology Company Limited
Notes to Financial Statements

2.           Summary of significant accounting policies (Cont’d)

Recently issued accounting pronouncements (cont’d)

SFAS 141R, “Business Combinations”

In December 2007, the FASB issued SFAS No. 141 (Revised) “Business Combinations” (“SFAS 141 (Revised)”). SFAS 141 (Revised) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. The statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance will become effective for the fiscal year beginning after December 15, 2008. The Company is in the process of evaluating the impact that SFAS 141 (Revised) will have on its financial statements upon adoption.

SFAS 160, “Noncontrolling (“Minority”) Interests in Consolidated Financial Statements”

In December 2007, the FASB issued SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance will become effective for the fiscal year beginning after December 15, 2008. The Company is in the process of evaluating the impact that SFAS 160 will have on its financial statements upon adoption.

SFAS 162, “The Hierarchy of Generally Accepted Accounting Principles”

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”.  SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepting accounting principles in the United States.  This statement will be become effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411 “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”.  The management does not expect the adoption of this statement will have any material effect on the Company’s financial statements.

3.           Trade receivables

	As of December 31,
	2007	2006

Trade receivables	$579,305	$89,544
Provision for doubtful debts	(29,259)	-

	$550,046	$89,544

Provision for doubtful debts of $28,094 was recognized during the year ended December 31, 2007.  No provision was made during the fiscal year 2006.

Guangzhou Haoyu Educational Technology Company Limited
Notes to Financial Statements

4.           Other receivables and prepayments

	As of December 31,
	2007	2006

Value added tax and other tax recoverable	$19,556	$-
Deposits for purchase of inventories	50,370	9,482
Other receivables	14,614	8,400

	$84,540	$17,882

5.           Inventories

	As of December 31,
	2007	2006

Raw materials	$20,041	$34,555
Finished goods	436,914	278,680

	456,955	313,235
Provision for obsolete inventories	(41,433)	(14,883)

	$415,522	$298,352

During the years ended December 31, 2007 and 2006, provision for obsolete inventories amounting to $24,510 and $14,576 was recognized in the cost of goods sold.

6.           Property, plant and equipment, net

	As of December 31,
	2007	2006
Cost:
Furniture, fixtures and equipment	$44,277	$34,146
Molds	76,564	71,634
Motor vehicles	41,017	38,376

	161,858	144,156
Accumulated depreciation	(85,245)	(51,613)

Net	$76,613	$92,543

During the reporting periods, depreciation is included in : -

	Year ended December 31,
	2007	2006

Research and development expenses	$9,694	$5,757
General and administrative expenses	19,190	20,559

	$28,884	$26,316

Guangzhou Haoyu Educational Technology Company Limited
Notes to Financial Statements

7.           Other payables and accrued expenses

	As of December 31,
	2007	2006

Accrued audit fee	$30,000	$15,000
Other accrued expenses	891	1,323
Value added tax and other tax payables	-	3,470
Sales receipts in advance	56,162	31,980
Staff welfare payable	20,215	11,300
Other payables	25,520	55,731

	$132,788	$118,804

Staff welfare payable represents accrued staff medical, industry injury claims, labor and unemployment insurances, all of which are third parties insurance and the insurance premiums are based on certain percentage of salaries.  The obligations of the Company are limited to those premiums contributed by the Company.

8.           Amount due to a director

The amount is interest-free, unsecured and repayable when the Company is in a position to do so.

9.           Capital

The Company is a non-joint capital stock enterprise and therefore the capital stock, consistent with most of the PRC enterprises, is not divided into a specific number of shares having a stated nominal amount.

The Company’s capital of RMB1,000,000 was fully paid up on March 26, 2001.

10.           Statutory and other reserves

In accordance with the relevant laws and regulations of the PRC and articles of association, the Company is required to appropriate 10% and 5% of the net profit as reported in the Company’s PRC statutory financial statements to the statutory reserve fund and staff welfare fund respectively, after offsetting prior years’ losses.

When the balance of the statutory reserve fund reaches 50% of the registered capital, any further appropriation is optional. Upon approval from the board of directors or members, the statutory reserve can be used to offset accumulated losses or to increase registered capital.

The staff welfare fund can only be utilized on capital items for the collective benefits of the Company’s employees and is non-distributable other than in liquidation.

Guangzhou Haoyu Educational Technology Company Limited
Notes to Financial Statements

11.           Income taxes

The Company is subject to the PRC Enterprise Income Tax (“EIT”) at the statutory rate of 33% on the profits as reported in the Company’s PRC statutory financial statements as adjusted by profit and loss items that are not taxable or deductible.  Commencing from the fiscal year 2008, the Company will be subject to EIT at the rate of 25% under the new law as detailed below.

PRC’s legislative body, the National People’s Congress, adopted the unified EIT Law on March 16, 2007. This new tax law replaces the existing separate income tax laws for domestic enterprises and foreign-invested enterprises and became effective on January 1, 2008. Under the new tax law, a unified income tax rate is set at 25% for both domestic enterprises and foreign-invested enterprises. However, there will be a transition period for enterprises, whether foreign-invested or domestic, that are currently receiving preferential tax treatments granted by relevant tax authorities. Enterprises that are subject to an enterprise income tax rate lower than 25% may continue to enjoy the lower rate and will transit into the new tax rate over a five year period beginning on the effective date of the EIT Law. Enterprises that are currently entitled to exemptions for a fixed term may continue to enjoy such treatment until the exemption term expires. Preferential tax treatments may continue to be granted to industries and projects that qualify for such preferential treatments under the new law.

Income taxes in the statements of operations and comprehensive loss for the reporting periods represent provision for EIT for the Company’s continuing operations in the PRC.

The effective income taxes differ from the PRC statutory EIT rate of 33% as follows :-

	Year ended December 31,
	2007	2006

Provision for income taxes at statutory EIT rate	$(35,888)	$(18,549)
Non-deductible items for tax	53,861	36,000
Income not subject to tax	(13,150)	(13,243)

Income taxes	$4,823	$4,208

12.           Defined contribution plan

The Company has a defined contribution plan for all qualified employees in the PRC.  The employer and its employees are each required to make contributions to the plan at the rates specified in the plan.  The only obligation of the Company with respect to retirement scheme is to make the required contributions under the plan.  No forfeited contribution is available to reduce the contribution payable in the future years.  The defined contribution plan contributions were charged to the statements of operations and comprehensive loss.  The Company contributed $3,130 and  $2,429 for the two years ended December 31, 2007 and 2006 respectively.

13.           Commitments and contingencies

The Company had no commitments or contingencies as of December 31, 2007 and 2006.

Guangzhou Haoyu Educational Technology Company Limited
Notes to Financial Statements

14.           Loss per share

The basic and diluted loss per share are not presented because the Company’s capital stock is not divided into shares (Note 9).  Also, the Company had no dilutive instruments as of December 31, 2007 and 2006.

15.           Related party transactions

Apart from the transactions as disclosed elsewhere in note 8 to the financial statements, the Company had no other material transactions carried out with its related parties during the reporting periods.

16.           Segment information

The Company uses the “management approach” in determining reportable operating segments.  The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments.  Management, including the chief operating decision maker, reviews operating results solely by monthly revenue of hardware and software and the overall operating results of the Company.  The revenue of hardware and software for the reporting periods is as follows :-

	Hardware		Software		Total
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2007	2006	2007	2006	2007	2006

Revenue from external customers	$869,321	$93,154	$187,281	$382,567	$1,056,602	$475,721

All of the Company’s long-lived assets and customers are located in the PRC.

17.           Subsequent event

On March 1, 2008, the Company’s sole stockholder entered in an agreement with ADDE Education Hldgs Limited (“ADDE”) to dispose of his entire interest in the Company to ADDE (the “Transfer”) at consideration of RMB1 million.  The Transfer has been approved by the government bureau in May 2008 and the Company will be re-registered as a wholly foreign owned enterprise upon the payment of consideration of RMB1 million.  As of the latest practicable date before the issue of this report, ADDE has not yet paid for the consideration.

ADDE is a corporation organized under the laws of Hong Kong Special Administrative Region of the PRC and wholly owned by the spouse of the Company’s sole stockholder.  On March 4, 2008, ADDE and Envirosafe Corporation (“EVSF”) executed a Plan of Exchange between and among EVSF, ADDE, the shareholders of ADDE and the majority shareholder of EVSF, under which ADDE will become a wholly-owned subsidiary of EVSF after the consummation.  EVSF is a company incorporated in Delaware with its shares traded on the OTC Bulletin Board of the United States of America.